SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 2, 2000

PROTECTIVE LIFE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-12332	95-2492236
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2801 Highway 280 South, Birmingham, Alabama	35223
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (205) 879-9230

N/A
(Former name or former address, if changed since last report.)

Item 9.   Regulation FD Disclosure.
          ------------------------

     On November 2, 2000, Registrant issued a press release with respect to a conference call which is included as an Exhibit 99 to this Current Report and incorporated herein by reference.

                                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has
duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        PROTECTIVE LIFE CORPORATION

                                        BY/s/Jerry W. DeFoor
                                          ------------------------------------------
                                             Jerry W. DeFoor
                                             Vice President and Controller

Dated:   November 2, 2000

                                                   Exhibit Index

Exhibit Number                            Description                                   Page Number
--------------                            -----------                                   -----------

         99.                 Press Release Dated November 2, 2000                                 4